EXHIBIT 99.1

Corporate Presentation / January 2021

FORWARD LOOKING STATEMENTS This presentation may contain forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Such statements are based upon our current expectations and speak only as of the date hereof. Our actual results may differ materially and adversely from those expressed in any forward-looking statements as a result of various factors and uncertainties, including economic slowdown affecting companies, our ability to successfully develop products, rapid change in our markets, changes in demand for our future products, legislative, regulatory and competitive developments and general economic conditions. These risks and uncertainties include, but are not limited to, risks and uncertainties discussed in SinglePoint's filings with the Securities and Exchange Commission, which factors may be incorporated herein by reference. Forward-looking statements may be identified but not limited by the use of the words "anticipates," "expects," "intends," "plans," "should," "could," "would," "may," "will," "believes," "estimates," "potential," or "continue" and variations or similar expressions. We undertake no obligation to revise or update publicly any forward-looking statements for any reason. 2

PROVIDING RENEWABLE ENERGY SOLUTIONS TO CONSUMERS AND SMALL COMMERCIAL BUSINESSES.

INVESTMENT HIGHLIGHTS 4 FOCUS IN SOLAR ENERGY EXPONENTIAL GROWING MARKET Expected to reach $223 Billion by 20261 SIGNIFICANT GOVERNMENT SUPPORT Investing heavily in renewable energy directly and through subsidies and tax credits UPCOMING VALUE DRIVING MILESTONES Planned Growth through acquisitions and partnerships Expansion into high value renewable platforms HIGHLY SCALABLE MODEL Expanded from 10 to 38 states over the past year 1: Valuates Reports; Solar Energy Market by Technology (Photovoltaic Systems and Concentrated Solar Power Systems), by Solar Module (Monocrystalline, Polycrystalline, Cadmium Telluride, Amorphous Silicon Cells, and Others), by Application (Residential, Commercial and Industrial) and End-Use (Electricity Generation, Heating, Charging and Lighting): Global Opportunity Analysis and Industry Forecast, 2019-2026

UNLOCKING POTENTIAL FOR SIGNIFICANT VALUE CREATION 5 CORPORATE STRUCTURE SunUp Solar Renewable Energy Assets Non-Energy Assets

ESTABLISHING LEADERSHIP POSITION IN RENEWABLE ENERGY 6 SOLAR ENERGY SOLAR STORAGE Growth Initiatives EV Charging Solar as a Subscription Energy Efficient Technology INITIAL FOCUS FUTURE EXPANSION OPPORTUNITIES

SinglePoint

SOLAR MARKET POISED FOR EXPONENTIAL GROWTH

MARKET EXPECTED TO REACH $223 BILLION BY 2026[1]

70% PRICE DECREASE IN THE LAST 10 YEARS[2]

- ($45,000 in 2010 to $20,000 today)

ONLY ~4% OF ELIGIBLE HOMES AND COMMERCIAL BUILDINGS HAVE SOLAR


YEAR-OVER-YEAR GROWTH
WITH COST REDUCTION
Installed Capacity (MWdc)
Blended Average PV System Price ($/Watt)
20000
18000
16000
14000
12000
10000
8000
6000
4000
2000
0
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$-
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020E

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1: Valuates Reports; Solar Energy Market by Technology (Photovoltaic Systems and Concentrated Solar Power Systems), by Solar Module (Monocrystalline, Polycrystalline, Cadmium Telluride, Amorphous Silicon Cells, and Others), by Application (Residential, Commercial and Industrial) and End-Use (Electricity Generation, Heating, Charging and Lighting): Global Opportunity Analysis and Industry Forecast, 2019-2026; 2: Seia.org, Solar Industry Research Data

PROVIDING CUSTOMERS WITH A SINGLE HUB TO ACCESS SOLAR Building the largest network of installers Leveraging partnerships to maximize customer experience Modernizing the solar sales model

SOLAR COMPANY #1 SOLAR COMPANY #2 SOLAR COMPANY #3 CUSTOMER Contractor Limited Lending Options Limited Product Options TRADITIONAL SOLAR SALES PROCESS IS INEFFICIENT 9 Less options and more expensive ~ Door to Door

10 How Solar Should Be LENDER CUSTOMER DISRUPTING SOLAR MARKET THROUGH PROPRIETARY NATIONAL NETWORK SUPPLIES CONTRACTOR COORDINATION Advantage Single point of contact Tailored solutions

ESTABLISHED INDUSTRY LEADING PARTNERSHIPS TO STREAMLINE MODEL 11 PREFERRED LENDING PARTNER PREFERRED SUPPLIER LEADING REFERRAL PARTNER #1 Lender in the Solar Market Nation’s Largest Solar Materials Supplier 2nd Fastest Growing Residential Real Estate Brokerage

FULLY MANAGED SOLUTION BENEFITS ALL STAKEHOLDERS 12

RAPIDLY EXPANDING NATIONAL FOOTPRINT 13 Available in 38 states and growing

CUSTOMER FIRST LEAD GENERATION Extensive proprietary database of validated leads Robust digital marketing campaigns Operators on standby for immediate callback 01. 02. 03. Operators on standby for immediate callback 04. LOI SIGNED PLANNED TO CLOSE EARLY Q1

THE COMPLETE ONLINE SOLUTION TO PURCHASING SOLAR Allows customer to complete the purchase completely online Streamlined process from quote to install Provides customer with as much or as little support as needed 01. 02. 03.

BUILDING A NATIONAL NETWORK OF INSTALLERS Securing state by state installation licenses

Target minimum quarterly sales starting Q3 2021 Expected profit margin in 2021 Customer / Installs Increase from Q3 2019 to Q3 2020 Sales Increase from Q3 2019 to Q3 2020 Network Installers Increase from Q3 2019 to Q3 2020 Operating States Increased from 4 in 2019 to 38 in 2020 Key Initiatives Expand Installer Network | Expand to 50 States | Increase Gross Margins 10% 27% 197% 100% 34 $1M 40% KEY OPERATING METRICS 17 SUCCESSFUL EXECUTION

FINANCIAL OVERVIEW 18 Year to Date Highlights First 9 Months 2020 Revenue: $2,495,628 Q3 Q3 Reported Revenue of $1,025,129 15% First 9 Months 2020 Gross profit Increased 15% First 9 Months 2020 Operational Expenses Reduced by $2.8 Million Reduced Debt by Approximately $1.2 Million

MEET THE TEAM



Greg Lambrecht

Chairman and Chief Executive Officer

Visionary entrepreneur backed by a robust tenure in company operations, investor relations, and corporate leadership, has a successful track record in founding and leading start-up companies.



Wil Ralston

President, Director

Leading Company's acquisition strategy and launching new product offerings from concept to production. On-boarding marquee clients, including GolfLogix and MonteFiore Inspired Medicine, and he played an integral role in executing acquisition of Direct Solar of America



Corey Lambrecht

Chief Financial Officer

20+ year public company executive with broad experience in strategic acquisitions, corporate turnarounds, new business development, pioneering consumer products, corporate licensing and interactive technology services

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INVESTMENT SUMMARY 20 Building a Portfolio of Leading Renewable Energy Solutions $223B by 2026 TARGETING RAPIDLY GROWING SOLAR MARKET HIGHLY SCALABLE MODEL Multiple near-term expansion opportunities in high-value renewable energy sector

Investor Relations: JTC Team / sing@jtcir.com / 833.475.8247